EXHIBIT 23.1


                  	Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration Statement File No. 033-56653.


                                                	ARTHUR ANDERSEN LLP



Richmond, Virginia,
 September 13, 1995